Subsequent events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent events

Note 17 – Subsequent events

The Company evaluated subsequent events and transactions that occurred after the date of these unaudited condensed consolidated financial statements were issued. Based on this review, except as disclosed below, the Company did not identify any other subsequent events that would require adjustment or disclosure in the unaudited condensed consolidated financial statements.

Initial Public Offering

On October 1, 2025, the Company closed of its initial public offering of an aggregate of 3,000,000 Class A ordinary shares at a public offering price of $4.00 per share for aggregate gross proceeds of $12.0 million, prior to deducting underwriting discounts and other offering expenses.